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                                                               EXHIBIT 24.1


                                POWER OF ATTORNEY
                      CHAMPIONSHIP AUTO RACING TEAMS, INC.


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby appoints Andrew H. Craig, Randy K. Dzierzawski, Jack A. Bjerke and Amy M. Shepherd, and any of them, any of whom may act without the joinder of the others, as his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him, and in his stead, in his capacity as an officer or director, or both, of Championship Auto Racing Teams, Inc., a Delaware corporation, to sign a Registration Statement on Form S-1 or other form registering under the Securities Act of 1933, as amended, its shares of common stock and any and all amendments thereto, including post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed this Power of Attorney on the ____ day of December, 1997.


December 22, 1997                            /s/ Andrew H. Craig
                                             ----------------------------------
                                             Andrew H. Craig

                                             /s/ Randy K. Dzierzawski
                                             ----------------------------------
                                             Randy K. Dzierzawski

                                             /s/ Gerald Forsythe
                                             ----------------------------------
                                             Gerald Forsythe

                                             /s/ Chip Ganassi
                                             ----------------------------------
                                             Chip Ganassi

                                             /s/ Carl Haas
                                             ----------------------------------
                                             Carl Haas

                                             /s/ Bruce Mccaw
                                             ----------------------------------
                                             Bruce Mccaw

                                             /s/ U.E. Patrick
                                             ----------------------------------
                                              U.E Patrick

                                             /s/Robert Rahal
                                             ----------------------------------
                                             Robert Rahal

                                             /s/ Derrick Walker
                                             ----------------------------------
                                             Derrick Walker